Pricing Supplement No. 1                 Rule 424(b)(2)

Dated:  September 14, 1995               Registration No. 33-61045

(To Prospectus Dated September 1, 1995, as Supplemented by Prospectus Supplement
 Dated September 13, 1995)

                                NORWEST CORPORATION

                             Medium-Term Notes, Series G

                                  Fixed Rate Notes

            Interest payable each March 15 and September 15 and at Maturity

 Aggregate
 Principal      Proceeds     Date of   Maturity   Interest
  Amount       to Company     Issue      Date       Rate             Agent
------------  ------------   --------  --------   --------  -----------------

$200,000,000  $198,538,000   09/19/95  09/15/02    6.375%   Morgan Stanley
------------  ------------   --------  --------   --------  -------------------

------------  ------------   --------  --------   --------  -------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

------------  ------------   --------  --------   --------  --------------------

--------------------------------------------------------------------------------
Other Terms:  CUSIP #66938FJE5
--------------------------------------------------------------------------------